UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 12, 2004

                            INFORMEDIX HOLDINGS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                         000-50221               88-0462762
(State or other jurisdiction          (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)

Georgetowne Park, 5880 Hubbard Drive, Rockville, Maryland             20852-4821
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      (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (301) 984-1566

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))
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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On October 12, 2004, InforMedix Holdings, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1, announcing that it had adjourned its annual meeting of shareholders scheduled for 11:00 am on October 13, 2004 until 11:00 am on October 20, 2004, at its corporate headquarters, in order for the Company to continue to solicit proxies for such annual meeting.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not Applicable

(b) Pro forma financial information.

Not Applicable

(c) Exhibits.

Exhibit Number    Description
--------------    -----------

    99.1          Press Release dated and issued October 12, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INFORMEDIX HOLDINGS, INC.


Date: October 13, 2004                         By: /s/ Bruce A. Kehr
                                                   -----------------------
                                                   Bruce A. Kehr
                                                   Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
    99.1          Press Release dated and issued October 12, 2004.